Exhibit 99.4

                 [Insert Corridor Contract Assignment Agreement]

                                                                    Exhibit 99.4

                              ASSIGNMENT AGREEMENT


         ASSIGNMENT AGREEMENT, dated as of December 29, 2006 ("Assignment Agreement"), among COUNTRYWIDE HOME LOANS, INC. ("Assignor"), THE BANK OF NEW YORK ("Assignee"), as Corridor Contract Administrator for CWHEQ, Inc. Home Equity Loan Asset-Backed Certificates Series 2006-S9, pursuant to a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement") dated as of December 29, 2006, and DEUTSCHE BANK AG, NEW YORK BRANCH ("Remaining Party").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, effective as of December 29, 2006, Assignor desires to assign all of its rights and delegate all of its duties and obligations to Assignee under a certain Transaction (the "Assigned Transaction") as evidenced by a Confirmation with a Trade Date of December 14, 2006, whose DEUTSCHE BANK AG, NEW YORK BRANCH reference number is Global No. 546577N/546576N, (the "Confirmation"), copy of which is attached hereto as Exhibit I;

         WHEREAS, Assignor and Remaining Party executed and delivered the Confirmation in connection with an ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement");

         WHEREAS, Assignee desires to accept the assignment of rights and assume the delegation of duties and obligations of the Assignor under the Assigned Transaction and the Confirmation, including any modifications that may be agreed to by Assignee and Remaining Party; and

         WHEREAS, Assignor desires to obtain the written consent of Remaining Party to the assignment, delegation, and assumption and Remaining Party desires to grant such consent in accordance with the terms hereof;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Assignment and Assumption. Effective as of and from December 29, 2006 (the "Effective Date"), Assignor hereby assigns all of its rights and delegates all of its duties and obligations to Assignee and Assignee hereby assumes all Assignor's rights, duties, and obligations under the Assigned Transaction and the Confirmation arising on or after the Effective Date.

         2. Release. Effective as of and from the Effective Date, Remaining Party and Assignor hereby release one another from all duties and obligations owed under and in respect of the Assigned Transaction and the Confirmation, and Assignor hereby terminates its rights under and in respect of the Assigned Transaction; provided, that such release shall not affect Assignor's obligation to pay the Fixed Amount in accordance with the terms of the Assigned Transaction and the Confirmation.

         3. Limitation on Liability. Assignor and Remaining Party agree to the following: (a) The Bank of New York ("BNY") is entering into this Assignment Agreement solely in its capacity as Corridor Contract Administrator under the Corridor Contract Administration Agreement; and (b) in no case shall BNY (or any person acting as successor Corridor Contract Administrator under the Corridor Contract Administration Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Assignee under the terms of the Assigned Transaction, all such liability, if any, being expressly waived by Assignor and Remaining Party and any person claiming by, through or under either such party.

         4. Consent and Acknowledgment of Remaining Party. Remaining Party hereby consents to the assignment and delegation by Assignor to Assignee of all the rights, duties, and obligations of Assignor under the Assigned Transaction pursuant to this Assignment Agreement. In addition, Remaining Party hereby acknowledges that the responsibilities of Assignee under the Assigned Transaction and the Confirmation will be performed on its behalf by Countrywide Home Loans Servicing LP, as master servicer under the Pooling and Servicing Agreement.

         5. Governing Agreement. The Assigned Transaction and the Confirmation shall form a part of, and be subject to, the ISDA Form Master Agreement, as if Assignee and Remaining Party had executed such agreement on the trade date of the Transaction (the "Assignee Agreement"). The Confirmation, together with all other documents referring to the ISDA Form Master Agreement confirming the transaction entered into between Assignee and Remaining Party, shall form a part of, and be subject to, the Assignee Agreement. For the purposes of this paragraph, capitalized terms used herein and not otherwise defined shall have the meanings assigned in the ISDA Form Master Agreement.

         6. Additional Provision. Each party hereby agrees that the Confirmation and thus the Assigned Transaction are each hereby amended as follows:

            (a)   The following additional provision shall be added as a new
                  Section 6:

                  "Regulation AB Compliance. Remaining Party and Counterparty agree that the terms of the Item 1115 Agreement dated as of April 27, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Deutsche Bank AG, New York Branch, shall be incorporated by reference into this Agreement so that Counterparty shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex A."

         7. Representations. Each party hereby represents and warrants to the other parties as follows:

         (a) It is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation;

         (b) It has the power to execute and deliver this Assignment Agreement; and

         (c) Its obligations under this Assignment Agreement constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms.

         As of the Effective Date, each of Assignor and Remaining Party represents that no event or condition has occurred that constitutes an Event of Default, a Potential Event of Default or, to the party's knowledge, a Termination Event (as such terms are defined in the Confirmation and Assignee Agreement), with respect to the party, and no such event would occur as a result of the party's entering into or performing its obligations under this Assignment Agreement.

         8. Indemnity. Assignor hereby agrees to indemnify and hold harmless Assignee with respect to any and all claims arising under the Assigned Transaction prior to the Effective Date. Assignee (subject to the limitations set forth in paragraph 3 above) hereby agrees to indemnify and hold harmless Assignor with respect to any and all claims arising under the Assigned Transaction on or after the Effective Date.

         9. Governing Law. This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof (except Section 5-1401 of the New York General Obligations Law).

         10. Notices. For the purposes of this Assignment Agreement and Section 12(a) of the ISDA Form Master Agreement of the Assigned Transaction, the addresses for notices or communications are as follows: (i) in the case of Assignor, Countrywide Home Loans, Inc., 4500 Park Granada, Mail Stop CH-143, Calabasas, California 91302, Attention: Darren Bigby, with a copy to the same address, Attention: Legal Department, or such other address as may be hereafter furnished in writing to Assignee and Remaining Party; (ii) in the case of Assignee, The Bank of New York, 101 Barclay Street, 4w, New York, New York 10286, Attention: Corporate Trust MBS Administration, CWHEQ, Series 2006-S9 or such other address as may be hereafter furnished in writing to Assignor and Remaining Party; and (iii) in the case of Remaining Party,

         Address:         Deutsche Bank AG, New York
                          60 Wall Street
                          New York, NY 10005

         With a copy to:  Deutsche Bank AG, Head Office
                          Taunusanlage 12
                          60262 Frankfurt
                          GERMANY
                          Attention:  Legal Department
                          Telex No:  411836 or 416731 or 41233
                          Answerback:       DBF-D

         such other address as may be hereafter furnished in writing to Assignor and Assignee.

         11. Payments. All payments (if any) remitted by Remaining Party under the Assigned Transaction shall be made by wire transfer according to the following instructions:

         The Bank of New York
         New York, NY

         ABA # 021-000-018
         GLA # 111-565
         For Further Credit:  TAS A/C 501721
         Attn: Steve Chrysanthis 212-815-8318
         Fax:  212-815-3986

         12. Counterparts. This Assignment Agreement may be executed and delivered in counterparts (including by facsimile transmission), each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement as of the date first above written.

                          COUNTRYWIDE HOME LOANS, INC.



                          By:  /s/ Darren Bigby
                             ---------------------------------------------------
                          Name:    Darren Bigby
                               -------------------------------------------------
                          Title:   Executive Vice President
                                ------------------------------------------------


                          THE BANK OF NEW YORK, AS CORRIDOR CONTRACT
                          ADMINISTRATOR FOR CWHEQ, INC. HOME EQUITY LOAN ASSET-BACKED CERTIFICATES SERIES 2006-S9



                          By:  /s/ Michelle Penson
                             ---------------------------------------------------
                          Name:    Michelle Penson
                               -------------------------------------------------
                          Title:   Vice President
                                ------------------------------------------------


                          DEUTSCHE BANK AG, NEW YORK BRANCH



                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------


                          By:
                             ---------------------------------------------------
                          Name:
                               -------------------------------------------------
                          Title:
                                ------------------------------------------------

                                    EXHIBIT I

Deutsche Bank                                           [LOGO]
Aktiengesellschaft


Date:                        December 29, 2006

To:                          Countrywide Home Loan, Inc.

Attention:                   Mr. Jeff Staab
Facsimile no.:               1 818 225 4010
Phone no.:                   1 818 225 3279

Our Reference:               Global No. N546577N / N546576N

Re:                          Interest Rate Cap Transaction

Ladies and Gentlemen:

The purpose of this agreement is to set forth the terms and conditions of the Transaction entered into between Deutsche Bank AG, New York Branch ("DBAG or Party A") and Countrywide Home Loan, Inc. ("Countrywide or Party B") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc. are incorporated by reference herein. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

For the purpose of this Confirmation, all references in the Definitions or the Agreement to a "Swap Transaction" shall be deemed to be references to this Transaction.

1. This Confirmation evidences a complete and binding agreement between DBAG and Counterparty as to the terms of the Transaction to which this Confirmation relates. DBAG and Counterparty have agreed to enter into this Confirmation in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency-Cross Border) form (the "ISDA Form Master Agreement"). An ISDA Form Master Agreement shall be deemed to have been executed by DBAG and Counterparty on the date we entered into the Transaction. All provisions contained in, or incorporated by reference to, the ISDA Form Master Agreement shall govern the Transaction referenced in this Confirmation except as expressly modified in Appendix B attached hereto. In the event of any inconsistency between the provisions of this Confirmation and the Definitions or the ISDA Form Master Agreement, this Confirmation shall prevail for the purposes of the Transaction.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                                             With respect to any Calculation Period the amount set
                                                             forth for such period in Appendix A, which is attached
                                                             hereto and incorporated by reference into this
                                                             Confirmation.
                                       2

       Trade Date:                                           December 14, 2006

       Effective Date:                                       December 29, 2006

       Termination Date:                                     November 25, 2008


Fixed Amounts:

       Fixed Amount Payer:                                   Counterparty

       Fixed Amount Payer Payment Date:                      December 29, 2006

       Fixed Amount:                                         USD 32,000.00

       Fixed Amount Payer Business Days:                     New York

       Fixed Amount Payer Business Day Convention:           Following


Floating Amounts:

       Floating Amount:                                      To be determined in accordance with the following
                                                             formula.  Greater of (i) (Floating Rate minus Strike
                                                             Rate) *Notional Amount * Floating Rate Day Count
                                                             Fraction, and (ii) Zero

       Floating Rate Payer:                                  DBAG

       Strike Rate:                                          With respect to any Calculation Period, the amount set
                                                             forth for such period in Appendix A which is attached
                                                             in hereto and incorporated by reference into this
                                                             Confirmation.

       Floating Rate Payer Period End Dates:                 The 25th day of each month during the Term of this
                                                             transaction, commencing January 25, 2007 and ending on
                                                             the Termination, subject to adjustment in accordance
                                                             with the Following Business Day Convention.

       Floating Rate Payer Payment Dates:                    Early Payment shall be applicable. Two Floating Rate Payer
                                                             Business Days prior to each Floating Rate Payer Period End Date.

       Floating Rate Option:                                 USD-LIBOR-BBA, provide, however that if the Floating
                                                             Rate determined from such Floating Rate Option for any
                                                             Calculation Period shall in no event be greater than
                                                             9.000%

                                        2

       Designated Maturity:                                  One Month

       Spread:                                               None

       Floating Rate Day Count Fraction:                     Actual/360

       Reset Dates:                                          The first Floating Rate Payer Business Day of each
                                                             Calculation Period or Compounding Period, if
                                                             Compounding is applicable.

       Compounding:                                          Inapplicable

       Floating Rate Payer Business Days:                    New York

       Floating Rate Payer Business Day Convention:          Following

3.  Account Details:

       USD DBAG Payment Instructions:                        To be provided in separate writing

       USD Counterparty Payment Instructions:                To be provided in separate writing

4.  Offices:

The Office of DBAG for this Transaction is New York.

The Office of Counterparty for this Transaction is New York.

5.  Calculation Agent:                                       The Calculation Agent is DBAG: provided, however, that
                                                             if an Event of Default occurs with respect to DBAG,
                                                             then the Counterparty shall be entitled to appoint a
                                                             financial intuition which would qualify as a Reference
                                                             Market-marker to act as Calculation Agent.

6.  Representations

Counterparty, if it is a nonresident alien individual, foreign corporation, foreign partnership, foreign trust, or foreign estate, represents that it is a foreign person for purposes of US Treasury regulations relating to information reporting and backup withholding.

Each party will be deemed to represent to the other party on the date on which it enters this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

(i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any such communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(iii) Status of Parties. The other party is not acting as a fiduciary for, or an adviser to it in respect to this Transaction.

7. Please confirm that the foregoing correctly sets forth the terms of our agreement by having an authorized officer sign this Confirmation and return it via facsimile or e-mail to:

         Attention:  Derivative Documentation
         Telephone: 44 20 7547 4755
         Facsimile:  44 20 7545 9761
         E-mail: Derivative.Documentation@db.com

This message will be the only form of Confirmation dispatched by us. If you wish to exchange hard copy forms of this Confirmation, please contact us.

Yours sincerely,

Deutsche Bank, AG, New York Branch


By:

Name:
Authorized Signatory

By:

Name:
Authorized Signatory


Confirmed as of the date first written above:

Countrywide Home Loans Inc.


By:
Name:
Title:

                                                       Appendix A

------------------------------- ---------------------------- ---------------------------- ----------------------------
      From and including             To but excluding           Notional amount (USD)               Strike
------------------------------- ---------------------------- ---------------------------- ----------------------------
        Effective Date                   1/25/2007                    428,653,000                    7.924%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          1/25/2007                      2/25/2007                    417,550,222                    6.889%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          2/25/2007                      3/25/2007                    404,902,417                    7.638%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          3/25/2007                      4/25/2007                    390,884,699                    6.889%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          4/25/2007                      5/25/2007                    375,531,681                    7.122%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          5/25/2007                      6/25/2007                    358,884,122                    6.890%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          6/25/2007                      7/25/2007                    340,988,872                    7.123%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          7/25/2007                      8/25/2007                    321,112,644                    6.890%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          8/25/2007                      9/25/2007                    300,095,160                    6.890%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          9/25/2007                     10/25/2007                    278,000,315                    7.124%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          10/25/2007                    11/25/2007                    254,899,654                    6.891%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          11/25/2007                    12/25/2007                    230,960,054                    7.124%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          12/25/2007                     1/25/2008                    207,545,299                    6.891%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          1/25/2008                      2/25/2008                    184,727,095                    6.892%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          2/25/2008                      3/25/2008                    162,514,984                    7.374%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          3/25/2008                      4/25/2008                    140,892,082                    6.892%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          4/25/2008                      5/25/2008                    119,841,965                    7.125%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          5/25/2008                      6/25/2008                     99,348,659                    6.893%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          6/25/2008                      7/25/2008                     79,396,628                    7.126%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          7/25/2008                      8/25/2008                     59,970,761                    6.893%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          8/25/2008                      9/25/2008                     41,056,358                    6.893%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          9/25/2008                     10/25/2008                     23,461,195                    7.127%
------------------------------- ---------------------------- ---------------------------- ----------------------------
          10/25/2008                    11/25/2008                      6,390,555                    6.894%
------------------------------- ---------------------------- ---------------------------- ----------------------------

APPENDIX B

The following Provisions are deemed incorporated in a schedule to the ISDA Form Master Agreement

Pat I. Termination Provisions.

"Specified Entity" means in relation to Party A for the purpose of the Global Change "Agreement" to "ISDA Forms Master Agreement":

         Section 5(a)(v): none.
         Section 5(a) (vi): none.
         Section 5(a) (vii): none.
         Section 5(a) (iv): none.

and in relation to Party B for the purpose of the Global Change "Agreement" to "ISDA Master Agreement":

         Section 5(a)(v): none.
         Section 5(a) (vi): none.
         Section 5(a) (vii): none.
         Section 5(a) (iv): none.

(b) "Specified Transaction will not apply to Party A or Party B, and accordingly
Section 5(a)(v) of the ISDA Master Agreement shall not apply to Party A or Party B.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) will be inapplicable to Party A and Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) will be inapplicable to Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) will be inapplicable to Party A and Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) will be inapplicable to Party A and Party B.

(h) The "Bankruptcy" provisions of Section 5(a)(vii)(2) will not apply to Counterparty.

(i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will be inapplicable to Party A and Party B.

(j) The "Automatic Early Termination" provisions of Section 6(a) of the Agreement will be inapplicable to Party A and Party B; provided that where there is an Event of Default under Section 5(a)(viii)(1), (3), (4), (5), (6), or to the extent analogous thereto, (8), and Defaulting Party is governed by a system of law that does not permit termination to take place after the occurrence of such an Event of Default, then the Automatic Early Termination provisions of
Section 6(a) will apply; provided, however that this provision shall only apply with respect to an Event of Default specified in provisions of Section 5(a)(vii)(4) or, to the extent analogous thereto, Section 5(a)(vii)(8), if the proceeding is instituted by, or the relevant petition is presented to a court or other authority in the jurisdiction where the Defaulting Party is incorporated.

      If an Early Termination Date has occurred under Section 6(a) of the Agreement as a result of Automatic Early Termination, and if the Non-defaulting Party determines that it has either sustained or incurred a loss or damage or benefited from a gain in respect of any Transaction, as result of movement in interest rate, currency exchange rates, other relevant rates or market quotations between the Early Termination Date and the date upon which the Non-defaulting Party first becomes aware that such Event of Default has occurred under Section 6(a) of the Agreement, then
      (i) the amount of such loss or damage shall be added to the amount due by the Defaulting Party or deducted from the amount due by the Non-defaulting Party, as the case may be (in both cases pursuant to Section 6(e)(i)(3) of the Agreement); or (ii) the amount of such gain shall be deducted from the amount due by the Defaulting Party or added to the amount due by the Non-defaulting Party, as the case may be (in both cases pursuant to Section 6(c)(i)(3) of the Agreement).

(k) Payment on Early Terminations. For the purpose of Section 6(c) of the
Agreement:

      (i)   Market Quotation will apply; and

      (ii)  The Second Method will apply.

(l) "Termination Currency" means United States Dollars.

(m) "Additional Termination Event" will not apply, except as provided in any confirmation.

Part 2. Tax Representations.

      Payer Representation. For the purpose of Section 3(e) of the Agreement, Party A and Party B make the following representations to the other party:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness, of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of the representation where reliance is place on clause (ii) and the other party does not deliver a form of document under
      Section 4(a)(iii) of Agreement by reason of material prejudice to its legal or commercial position.

Part 3.  Agreement to Deliver Documents.

For the purpose of Section 4(a)(i) and (ii) of the Agreement, Party A and B agree to deliver the following documents, applicable:

(a) Tax forms, documents or certificates to be delivered are:

   Part Required to       Form/Document/             Date by Which
   Deliver Document       Certificate                to be Delivered

   Party A and Party B    Any form or document       Promptly upon reasonable
                          required or reasonable     demand by the other party.
                          requested to allow other
                          party to make payment
                          under the Agreement
                          without any deduction
                          or withholding for or on
                          account of any Tax, or
                          with such deduction or
                          withholding at a reduced
                          rate.

(b) Other document to be delivered and covered by the Section 3(d) representation are -

----------------------------- -------------------------------- --------------------------- ---------------------------
Party required to deliver     Form/Form/Document/or            Date by which to be         Covered by Section 3(d)
                              Certificate                      delivered                   representation
----------------------------- -------------------------------- --------------------------- ---------------------------
Party A and Party B           Incumbency Certificate (or, if   Concurrently with the       Yes
                              available current authorized     execution and delivery of
                              signature book or equivalent     the Confirmation unless
                              authorizing documentation)       previously delivered
                              specifying the names, titles,    still in full force and
                              authority and specimen           effect.
                              signatures of the persons
                              authorized to execute the
                              Confirmation which sets forth
                              the specimen signatures of
                              each signatory to the
                              Confirmation signing on its
                              behalf.
----------------------------- -------------------------------- --------------------------- ---------------------------

Part 4, Miscellaneous,

(a) Addresses for Notices. For the purpose of Section 12(a) of the Agreement

         Addresses for notices and communications to Party B shall be those set forth on the first page of the Confirmation.

         Addresses for notices or communications to Party A in respect of
Section 5(a)(i) shall be sent to

                  Deutsche Bank AG, New York 60
                  Wall Street
                  New York, NY  10005

In addition, with respect to Party A, all notices under Sections 5 or 6 of the Agreement (other than notices under Section 5(a)(i) shall be sent to:

                  Deutsche Bank AG Head Office
                  Taunusanlage 12
                  60262 Frankfurt
                  GERMANY
                  Attention: Legal Department
                  Telex No: 411836 or 416731 or 41233
                  Answerback: DBF-D

(b) Process Agent. For the purpose for Section 13(c) of the Agreement:

                  Party A appoints as its Process Agent: none
                  Party B appoints as its Process Agent: none

(c) Offices. With respect to Party A, the provisions of Section 10(c) of the Agreement will apply.

(d) Multibranch Party. For the purpose of Section 10(c) of the Agreement:

                  Party A is not a Multibranch Party.
                  Party B is not a Multibranch Party.

(e) Credit Support Document. Details of any Credit Support Document: none

(f) Credit Support Provider.

                  Credit Support Provider means in relations to Party A: none Credit Support Provider means in relations to Party A: none

(g) Governing Law. This Agreement will be governed by and constructed in accordance with the laws of the State of New York (without reference to conflicts of law doctrine other than New York Federal Obligation Law Section 5-1401 and 5-1402)

(h) Netting or Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(i) "Affiliate" will have the meaning specified in Section 14 of the Agreement.

(j) Jurisdiction. Section 13(b) of the Agreement is hereby amended by (i) deleting in the second line of subparagraph (i) thereof the work "non-"; and
(ii) deleting the final paragraph thereof.

Part 5. Other Provisions.

(a) Modifications to the Agreement. Section 3(a) of the Agreement shall be amended to include the following additional representation after paragraph 3(a)(v):

      (vi) Eligible Contract Participant etc. It is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1(a), as amended has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.

(b) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c) Absence of Litigation. In Section 3(c) of the Agreement the words "or any of its Affiliates" shall be deleted.

(d) Tax Event. In Section 5(b)(ii)(y) of the Agreement the words ", or there is a substantial likelihood that it will," shall be deleted.

(e)   Fully-paid Party Protected.

      Notwithstanding the terms of Section 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Sections 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay Fixed Amount of the Fixed Rate Payer Payment Date.

(f)   Set-off.

      Notwithstanding any provision of the Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(c) of the Agreement shall not apply for purposes of this Transaction.

(g)   Amendment to ISDA Form.

      The "Failure to Pay or Deliver" provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word "third" in the third line thereof and inserting the "first" in place thereof.

(h)   Severability.

      If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid of unenforceable term, provisions, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(i)   Consent to Recording.

      Each party thereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(ii)  Consent to Assignment

      Party A will not unreasonably withhold or delay its consent to an assignment of this Confirmation to any other third party.

                                     ANNEX A

         Item 1115 Agreement dated as of April 27, 2006 (this "Agreement"), between COUNTRYWIDE HOME LOANS, INC., a New York corporation ("CHL"), CWABS, INC, a Delaware corporation ("CWABS"), CWMBS, Inc., a Delaware corporation ("CWMBS"), CWALT, Inc., a Delaware corporation ("CWALT"), CWHEQ, Inc., a Delaware corporation ("CWHEQ") and DEUTSCHE BANK AG, NEW YORK BRANCH, as counterparty (the "Counterparty").

                                    RECITALS

         WHEREAS, CWABS, CWMBS, CWALT and CWHEQ each have filed Registration Statements on Form S-3 (each, a "Registration Statement") with the Securities and Exchange Commission (the "Commission") for purposes of offering mortgage backed or asset-backed notes and/or certificates (the "Securities") through special purpose vehicles (each, an "SPV").

         WHEREAS, from time to time, on the closing date (the "Closing Date") of a transaction pursuant to which Securities are offered (each, a "Transaction"), the Counterparty and the SPV, CHL or an underwriter or dealer with respect to the Transaction, enter into certain derivative agreements (each, a "Derivative Agreement"), including interest rate caps and interest rate or currency swaps, for purposes of providing certain yield enhancements to the SPV or the related trustee on behalf of the SPV or a swap or corridor contract administrator (each, an "Administrator").

         WHEREAS, the Counterparty is a foreign private issuer currently subject to the periodic reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the "Exchange Act"). Pursuant to such requirements, it files an Annual Report on Form 20-F with the SEC. The Counterparty publishes Interim Reports for each of the first three quarters of its fiscal year, each containing unaudited interim financial statements for such quarter. Pursuant to the Exchange Act, it submits such Interim Reports to the SEC on Reports on Form 6-K. The Counterparty transmits its Annual Reports on Form 20-F and Reports on Form 6-K to the SEC via the SEC's EDGAR System and such reports are available on the SEC's EDGAR internet site under File Number 001-15242.

         NOW, THEREFORE, in consideration of the mutual agreements set forth herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows with respect to any Transaction with respect to which the terms of this Agreement are incorporated by reference:

Section 1.        Definitions

         Company Information:  As defined in Section 5(a)(i).

         Company Financial Information: As defined in the definition of "Pre-Closing Termination Event".

         Depositor: Means CWABS, CWMBS, CWALT or CWHEQ with respect to the related Registration Statement for which the entity of the registrant.

         GAAP: As defined in Section 3(a)(v).

         EDGAR: The Commission's Electronic Data Gathering, Analysis and Retrieval system.

         Exchange Act:  Has the meaning set forth in the recitals.

         Exchange Act Reports: All Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to the related SPV pursuant to the Exchange Act.

         IFRS:  Has the meaning set forth in Section 3(a)(v).(A

         Indemnified Party:  As defined in Section 5(a).

         IRC: The requirements of Section 1100(c) of Regulation AB, the Securities Act and the Exchange Act with respect to incorporation by reference.

         Master Agreement: The ISDA Master Agreement between the Counterparty and SPV, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

         Pre-Closing Termination Event: Prior to printing the related Prospectus Supplement, any of the following occurs:

         (i) the Counterparty shall fail to provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with
                  Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                  (A)      the Counterparty's legal name (and any d/b/a);

                  (B)      the organizational form of the Counterparty;

                  (C) a description of the general character of the business of the Counterparty; or

         (ii) the Counterparty shall fail to take the actions set forth below if reasonably requested by the related Depositor for the purpose of compliance with Item 1115(b) with respect to a
                  Transaction:

                  (A) either (1) authorize the related Depositor to incorporate by reference the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information") or (2) provide the Company

                           Financial Information, in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form (and in any event to provide such EDGAR-compatible form if the IRC are not satisfied); and

                  (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement.

         Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

         Regulation AB: Subpart 229.1100 -- Asset Backed Securities (Regulation
AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the
staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         Regulation S-X: 17 C.F.R. ss.210.1-01, as such may be amended from time to time.

         Required Substitution: Causing another entity (which meets any applicable ratings threshold in the Derivative Agreement) to replace the Counterparty as partly to the Derivative Agreement that (i) has signed an agreement with CHL and the Depositors substantially in the form of this Agreement, (ii) has agreed to deliver any information, report, certification or accountants' consent as required by Item 1115(b)(I) or (b)(2) of Regulation AB and (iii) is approved by the Depositor (which approval shall not be unreasonably withheld) and any rating agency, if applicable, on terms substantially similar to the Derivative Agreement.

         Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Counterparty Actions. Following the Closing Date, and until the related Depositor takes the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Section 13 and 15(d) of the Exchange Act, with respect to a Transaction for which the Counterparty has agreed to as act as derivative counterparty,

         (a) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement and the Counterparty does not, within 5 Business Days of the release of any updated financial data on Form 6-K or 20-F, (1) either authorize the related Depositor to incorporate by reference current Company Financial Information as required under Item 1115(b) of Regulation AB or provide such information to the related Depositor in an EDGAR-compatible form(and in any event to provided such EDGAR-compatible form if the IRC are not satisfied), and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange

                  Act Reports of the SPV, then the Counterparty shall, at its own cost, make a Required Substitution; and

         (b) if the related Depositor requests Company Financial Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, and the Counterparty does not upon five Business Days written notice, (1) either authorize the related Depositor to incorporate by reference current Company Financial Information as required under Item 1115(b) of Regulation AB or provide such information to the related Depositor in an EDGAR-compatible form (and in any event to provide such EDGAR-compatible form if the IRC are not satisfied), (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and (3) within 5 Business Days of the release of any updated financial data, either authorize the related Depositor to incorporate by reference current Company Financial Information to the related Depositor in an EDGAR-compatible form (and in any event to provide such EDGAR-compatible form if the IRC are not satisfied) and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV, then the Counterparty shall, at its own cost, make a Required Substitution.

Section 3.        Representation and Warranties and Covenants of the
                  Counterparty.

         (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor pursuant to this Agreement that, except as disclosed in writing the related Depositor prior to such date:

                  (i) The Counterparty is a foreign private issuer as defined in Rule 2b-4 of the Exchange Act and is currently subject to the periodic reporting requirements of Section 13(a) of the Exchange Act.

                  (ii) The Counterparty has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

                  (iii) The reports filed by the Counterparty include (or properly incorporate by reference) the financial statements of the Counterparty.

                  (iv) The accountants who certify the financial statements and supporting schedules included in the Company Financial Information (if applicable) are independent registered public accountants as required by the Securities Act.

                  (v) If applicable, (A) either (I) the financial statements included in the Company Financial Information present fairly the consolidated financial position of the Counterparty and its consolidated subsidiaries as at the date indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with GAAP the information required to be stated therein or (II) if the Company has adopted International Financial Reporting Standards and International Accounting Standards (collectively, "IFRS") for the purpose of preparing its financial statements, the Company Financial Information present fairly the consolidated financial position of the Counterparty and its consolidated subsidiaries as at the dates indicated and the consolidated results of their operations and cash flows for the periods specified; except as otherwise stated in the Company Financial Information, said financial statements have been prepared in conformity with IFRS applied on a consistent basis; and the supporting schedules included in the Company Financial Information present fairly in accordance with IFRS the information required to be stated therein and such Company Financial Information has been reconciled with GAAP to the extent required by Regulation AB.

                  (vi) The selected financial data and summary financial information included in the Company Financial Information present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements of the Counterparty.

                  (vii) The Company Financial Information and other Company Information included or incorporated by reference in the Registration Statement (including through filing on an Exchange Act Report), at the time they were or hereafter filed with the Commission, complied in all respects with the requirements of Item 1115(b) of Regulation AB (in the case of the Company Financial Information) and, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (viii) The Counterparty is a "Foreign Business" as defined in Regulation S-X.

         (b) If at any time the representations and warranties set forth in 3(a)(i) through (iii) are no longer true and correct, the Counterparty shall provide notice to the related Depositor, and if any Company Financial Information is required to be included in the Registration Statement, or the Exchange Act Reports of the SPV, will provide to the related Depositor such Company Financial Information in EDGAR-compatible format no later than the 20th calendar day of the month in which any of the representations or warranties in Section 3(a)(i) through (iii) ceased to be correct.

         (c) The Counterparty agrees that the terms of this Agreement shall be incorporated by reference into any Derivative Agreement so that each SPV who is a beneficiary of a Derivative Agreement shall be an express third party beneficiary of this Agreement.

         (d) If the Counterparty has provided Company Information, upon any breach by the Counterparty of a representation or warranty pursuant to this Section 3 to the extent made as of a date subsequent to such closing date, the Counterparty shall, at its own cost, make a Required Substitution.

Section 4.        Representations and Warranties and Covenants of the Depositor.

         (a) If permitted by the Exchange Act, the related Depositor will take the steps necessary to suspend its obligation to file Exchange Act Reports, with respects to the SPV, under Section 13 and 15(d) of the Exchange Act.

         (b) If the related Depositor requests Company Financial Information from the Counterparty, it agrees to provide to the Counterparty the methodology and calculation for its estimate of maximum probable exposure represented by the Derivative Agreements.

Section 5.        Indemnification; Remedies.

         (a) The Counterparty shall indemnify CHL and the related Depositor, each person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such SPV, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act; each broker dealer acting as underwriter, each person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing (each, a "Indemnified Party"), and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                  (i) (A) any untrue statement of a material fact contained or alleged to be contained in any information, report, accountants' consent or other material provided in written or electronic form under this Agreement by or on behalf of the Counterparty (collectively, the "Company Information"), or (B) the omission or alleged omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or

                  (ii) any breach by the Counterparty of a representation or warranty set forth in Section 3(a) and made as of a date prior to the Closing Date, to the extent that such breach is not cured by the Closing Date, or any breach by the Counterparty of a representation or warranty pursuant to Section 3 to the extent made as of a date subsequent to the Closing Date.

         (b) Nothing in this agreement shall be construed to allow the Indemnified Party to recover punitive, consequential, incidental, exemplary or special damages or lost profits from the indemnifying party.

         (c)      (i)      Any Pre-Closing Termination Event or any breach by
                           the Counterparty of a representation or warranty set forth in Section 3 and made as of a date prior to the Closing Date, to the extent that such Pre-Closing
                           Termination Event or breach is not cured by the Closing Date (or in the case of information needed for purposes of printing the Prospectus Supplement, the date of printing of the Prospectus Supplement), shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Additional
                           Termination Event (as defined in the Master
                           Agreement) with the Counterparty as the sole Affected
                           Party (as defined in the Master Agreement) under the Derivative Agreement. Following such termination, a termination payment (if any) shall be payable by the applicable party as determined by the application of
                           Section 6(e)(ii) of the Master Agreement, with Market
                           Quotation and Second Method being the applicable method for determining the termination payment
                           (notwithstanding anything in the Derivative Agreement to the contrary).

                  (ii) If the Counterparty has failed to make a Required Substitution when and as required under Section 2, which continues unremedied for the lesser of ten calendar days after the date on which such information, report or accountants' consent was required to be delivered or such period in which the applicable Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), or if the Counterparty has failed to make a Required Substitution as required under Section 3 within the period in which the applicable Exchange Act Report for which such information is required can be timely filed, then an Additional Termination Event (as defined in the Master Agreement) shall have occurred with the Counterparty as the sole Affected Party. In the event that an Early Termination Date is designated in connection with such Additional Termination Event, a termination payment (if any) shall be payable by the applicable party as of the Early Termination Date as determined by the application of Section 6(c)(e)(ii) of the Master Agreement, with Market Quotation and Second Method being the applicable method for determining the termination payment (notwithstanding anything in the Derivative Agreement to the contrary).

                  (iii) In the event that the Counterparty or the SPV has found a replacement entity in accordance with a Required Substitution, the Counterparty shall promptly reimburse the SPV for all reasonable incidental expenses incurred by the SPV, as such are incurred, in connection with the termination of the Counterparty as counterparty and the entry into a new Derivative Agreement. The provisions of this paragraph shall not limit whatever rights the SPV may have under other provisions of this Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

Section 6.        Miscellaneous.

         (a) Company Financial Information. Notwithstanding anything to the contrary contained herein, if Regulation AB is amended, or the Commission has issued interpretive guidance uniformly applicable to registrants of Asset-Backed Securities allowing the presentation of the financial information required by Item 1115 of Regulation AB with respect to an affiliate of the Counterparty rather than the Counterparty and any affiliated entities providing derivatives to the SPV, "Company Financial Information" shall be deemed to refer to the financial information of such permitted entity provided the Counterparty has received written confirmation from CHL that no amendment to this Agreement is necessary. The parties shall reasonably cooperate with respect to any amendments to this Agreement to reflect such amendment or interpretation.

         (b) Construction. Throughout this Agreement, as the context requires, (a) the singular tense and number includes the plural, and the plural tense and number includes the singular;
                  (b) the past tense includes the present, and the present tense includes the past; and (c) references to parties, sections, schedules, and exhibits means the parties, sections, schedules, and exhibits of and to this Agreement. The section headings in this Agreement are inserted only as a matter of convenience, and in no way define, limit, extend, or interpret the scope of this Agreement or of any particular section.

         (c) Assignment. None of the parties may assign their rights under this Agreement without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and permitted assigns.

         (d) No Third-Party Benefits Except as Specified. None of the provisions of this Agreement are intended to benefit, or to be enforceable by, any third-party beneficiaries except the related SPV and any trustee of an SPV or any Administrator.

         (e) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflict of laws principles thereof.

         (f) Amendment and Waiver. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto. No waiver of any provision of this Agreement or of any rights or obligations of any party under this Agreement shall be effective unless in writing and signed by the party or parties waiving compliance, and shall be effective only in the specified instance and for the specific purpose stated in that writing.

         (g) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         (h) Additional Documents. Each party hereto agrees to execute any and all further documents and writings and to perform such other actions which may be or become reasonably necessary or expedient to effectuate and carry out this Agreement.

         (i) Severability. Any provision hereof which is prohibited or uneforceable shall be ineffetive only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         (j) Integration. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

         (k) Signatory. The parties hereto agree that while the signatory to this Agreement is Deutsche Bank AG, New York Branch, the New York branch of Deutsche Bank AG is not for securities law purposes treated as a separate entity from Deutsche Bank Aktiengesellschaft, the Exchange Act registrant and thus the Company Financial Information to be provided hereunder will be that of Deutsche Bank Aktiengesellschaft.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.



                                       CWABS, INC.



                                       By:     /s/ Ruben Avilez
                                          --------------------------------------
                                           Name:   Ruben Avilez
                                           Title:  Vice President




                                       CWMBS, INC.



                                       By:     /s/ Ruben Avilez
                                          --------------------------------------
                                           Name:   Ruben Avilez
                                           Title:  Vice President



                                       CWALT, INC.



                                       By:     /s/ Ruben Avilez
                                          --------------------------------------
                                           Name:   Ruben Avilez
                                           Title:  Vice President



                                       CWHEQ, INC.



                                       By:     /s/ Ruben Avilez
                                          --------------------------------------
                                           Name:   Ruben Avilez
                                           Title:  Vice President



                                       COUNTRYWIDE HOME LOANS, INC.



                                       By:     /s/ Ruben Avilez
                                          --------------------------------------
                                           Name:   Ruben Avilez
                                           Title:  Vice President

                                       DEUTSCHE BANK AG, NEW YORK BRANCH



                                       By:     /s/ Steven Kessler
                                          --------------------------------------
                                           Name:   Steven Kessler
                                           Title:  Director



                                       By:     /s/ Kathleen Yohe
                                          --------------------------------------
                                           Name:   Kathleen Yohe
                                           Title:  Vice President